      As filed with the Securities and Exchange Commission on August 1, 2003

                                                          Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            ------------------------

                            ROCKY SHOES & BOOTS, INC.
             (Exact name of Registrant as specified in its charter)

              Ohio                                         31-1364046
  (State or other jurisdiction                          (I.R.S. Employer
of incorporation or organization)                      Identification No.)

                              39 East Canal Street
                             Nelsonville, Ohio 45764
              (Address of Registrant's principal executive offices)

                            ------------------------

                            ROCKY SHOES & BOOTS, INC.
                           SECOND AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN
                            (Full Title of the Plan)

                            ------------------------

                                James E. McDonald
                   Vice President and Chief Financial Officer
                            Rocky Shoes & Boots, Inc.
                              39 East Canal Street
                             Nelsonville, Ohio 45764
                                 (740) 753-1951
            (Name, address and telephone number of agent for service)

                            ------------------------

                          Copies of Correspondence to:
                            Curtis A. Loveland, Esq.
                       Porter, Wright, Morris & Arthur LLP
                              41 South High Street
                              Columbus, Ohio 43215

                            ------------------------

                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------
                                                     Proposed Maximum     Proposed Maximum
Title of Securities    Amount to be  Offering Price  Aggregate Offering   Amount of
to be Registered       Registered    Per Share*      Price*               Registration Fee*
-------------------------------------------------------------------------------------------
Common Stock,
no par value            400,000        $10.23            $4,092,000            $332
-------------------------------------------------------------------------------------------

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of Rocky Shoes & Boots, Inc. common stock as reported on the Nasdaq National Market on July 28, 2003.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of Rocky Shoes & Boots, Inc. common stock, no par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information concerning the Rocky Shoes & Boots, Inc. Second Amended and Restated 1995 Stock Option Plan, specified in
Part I will be sent or given to participants as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

         We incorporate by reference into this Registration Statement the contents of the Form S-8 Registration Statements previously filed with the Securities and Exchange Commission by the Registrant on July 3, 1996, (Registration No. 333-4434) and November 16, 1998 (Registration No. 333-67357).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on July 31, 2003.


                                    ROCKY SHOES & BOOTS, INC.

                                    By:  /s/ Mike Brooks
                                       ---------------------------------------
                                       Mike Brooks, Chairman, Chief Executive
                                       Officer and President

         Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         SIGNATURE                        TITLE                             DATE
         ---------                        -----                             ----

/s/ Mike Brooks                  Chairman, Chief Executive Officer,     July 31, 2003
----------------------------     President and Director
    Mike Brooks                  (Principal Executive Officer)


 *James E. McDonald              Vice President and Chief Financial     July 31, 2003
----------------------------     Officer (Principal Financial and
   James E. McDonald             Accounting Officer)


*Curtis A. Loveland              Secretary and Director                 July 31, 2003
----------------------------
   Curtis A. Loveland


 * Robert D. Rockey              Director                               July 31, 2003
----------------------------
   Robert D. Rockey


 * Leonard L. Brown              Director                               July 31, 2003
----------------------------
   Leonard L. Brown


 * James L. Stewart              Director                               July 31, 2003
----------------------------
   James L. Stewart


*By    /s/ Mike Brooks
   -------------------------------------------
   Mike Brooks, Attorney-in-fact for each of
   the persons indicated

                          Registration No. 333-_______

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                            -------------------------


                            ROCKY SHOES & BOOTS, INC.


                            -------------------------
                                    EXHIBITS
                            -------------------------

                                  EXHIBIT INDEX

Exhibit
Number                          Exhibit Description
-------                         -------------------

4(a) Second Amended and Restated Articles of Incorporation of Rocky Shoes & Boots, Inc. (Previously filed as Exhibit 3.1 to the Company's Form 10-K for the year ended December 31, 1997, and incorporated herein by reference).

4(b) Amended and Restated Code of Regulations of Rocky Shoes & Boots, Inc. (Previously filed as Exhibit 3.2 to the Company's Form S-1 (Registration No. 33-56118), and incorporated herein by reference).

4(c) Rocky Shoes & Boots, Inc., Second Amended and Restated 1995 Stock Option Plan (Previously filed as Appendix A to Proxy Statement on Form DEF 14A (Registration No. 000-21026) filed with the Commission on April 15, 2002, and incorporated herein by reference).

5         *    Opinion of Porter, Wright, Morris & Arthur LLP regarding
               legality.

23(a)          Consent of Porter, Wright, Morris & Arthur LLP (included in
               Exhibit 5 filed herewith).

23(b)     *    Consent of Deloitte & Touche LLP.

24        *    Power of Attorney.

--------------------------

* Filed with this Registration Statement.